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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                              _______________




                                 FORM S-4

                          REGISTRATION STATEMENT

                                   UNDER

                        THE SECURITIES ACT OF 1933




                          CMS ENERGY CORPORATION




                                 EXHIBITS






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                               EXHIBIT INDEX

Exhibit No.                     Description                           Page
- -----------       -----------------------------------------------    -----

(3)(i)         -  Restated Articles of Incorporation of CMS Energy,
                  as filed with the Michigan Department of Commerce on June 6, 1995.

(3)(ii)        -  Copy of the By-Laws of CMS Energy.  (Designated in
                  CMS Energy's Form 10-K for the year ended
                  December 31, 1994, File No. 1-9513, as
                  Exhibit (3)(b).)

(4)(i)         -  Indenture dated as of September 15, 1992 between
                  CMS Energy Corporation and NBD Bank, National
                  Association, as Trustee. (Designated in CMS Energy's Form S-3 Registration Statement filed May 1, 1992, File No. 33-47629, as Exhibit (4)(a).)

(4)(i)(A)      -  First Supplemental Indenture dated as of October 1, 1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated October 1, 1992, File No. 1-9513, as Exhibit (4).)

(4)(i)(B)      -  Second Supplemental Indenture dated as of October 1,
                  1992 between CMS Energy Corporation and NBD Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated October 1, 1992, File No. 1-9513, as Exhibit (4).)

(4)(ii)        -  Credit Agreement dated as of July 29, 1994, among
                  CMS Energy Corporation, the Banks, the Co-Agents, the Documentation Agent, the Operational Agent and the Co-Manager, all as defined therein, and the Exhibits thereto. (Designated in CMS Energy's Form 10-Q for the quarter ended June 30, 1994, File No. 1-9513 as
                  Exhibit (4).)

(4)(iii)       -  Indenture dated as of January 15, 1994 between
                  CMS Energy and The Chase Manhattan Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated March 29, 1994, File No. 1-9513, as Exhibit (4)(a).)

(4)(iii)(A)    -  First Supplemental Indenture dated as of January 20,
                  1994 between CMS Energy and The Chase Manhattan Bank, National Association, as Trustee. (Designated in
                  CMS Energy's Form 8-K dated March 29, 1994, File No. 1-9513, as Exhibit (4)(b).)

(5)            -  Opinion of Counsel.

(15)           -  Letter on unaudited interim financial information.

(21)           -  Subsidiaries of the registrant.  (Designated in
                  CMS Energy's Form 10-K for the year ended December 31, 1994, File No. 1-9513 as Exhibit (21)(a).)

(23)(i)        -  Consent of Arthur Andersen LLP.

(23)(ii)       -  Consent of Counsel is contained in Exhibit 5 hereto.

(24)           -  Powers of Attorney.

           Exhibits listed above which have been filed with the Securities and Exchange Commission are incorporated herein by reference with the same effect as if filed with this registration statement.
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